UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 17, 2001

GBC Bancorp

(Exact name of registrant as specified in its charter)

California                                          0-16213                                       95-3586596

(State or other jurisdiction          (Commission File No.) (IRS Employer of Identification No.)

                   Incorporation)

800 West Sixth Street, Los Angeles, California 90017

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (213) 972-4174

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

GBC Bancorp has appointed KPMG LLP to be its principal accountants for the calendar year 2001.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GBC Bancorp

____________________

/s/ Peter E. Lowe

Executive Vice President & Chief Financial Officer

Dated: July 18, 2001